TIFF Investment Program, Inc. (“TIP”)

Supplement dated November 10, 2014

to the Statement of Additional Information dated April 30, 2014, as Revised August 1, 2014

This supplement provides new and additional information to the TIP statement of additional information dated April 30, 2014, as revised August 1, 2014. You can find TIP’s prospectus and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On October 14, 2014, the Board of Directors of TIP approved the appointment of Foreside Fund Services, LLC as distributor and principal underwriter on behalf of the TIP funds, effective November 3, 2014.

All references to the former distributor, Quasar Distributors, LLC, are removed from the statement of additional information.

The following paragraphs replace similar disclosure on page 14 in the “Distribution of TIP Funds” section of the statement of additional information:

Distributor. Foreside Fund Services, LLC (the “distributor”) is the distributor (also known as the principal underwriter) of the shares of the TIP funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The distributor is not affiliated with the TIP funds, the funds’ advisor, or any other service provider for the funds.

Under the distribution agreement with TIP, the distributor acts as the agent of TIP in connection with the continuous offering of shares of the funds. The distributor uses its best efforts basis to distribute shares of the funds but is not obligated to sell any specific number of fund shares. The distributor and its officers have no role in determining the investment policies of, or which investments are to be purchased or sold by, the funds.

TAS, the funds’ advisor, is responsible for compensating the distributor for the services it provides to TIP, which services include advertising review and registered representative licensing and compliance services. In addition, the distributor is entitled to be reimbursed by TAS for certain out of pocket expenses.

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The distribution agreement has an initial term of up to two years and will continue in effect thereafter for successive one-year periods only if such continuance is specifically approved at least annually by the TIP Board or by a vote of a majority of the funds’ outstanding voting securities in accordance with the 1940 Act. The distribution agreement is terminable with respect to either fund without penalty (i) if it is not renewed at the end of its term, (ii) by mutual consent of the parties, or (iii) upon no less than 60 days’ written notice by TIP when authorized either by a vote of a majority of the outstanding voting securities of the funds or by vote of a majority of the independent directors of the TIP Board who have no direct or indirect financial interest in the operation of the distribution agreement, or by the distributor, and (iv) will automatically terminate in the event of its “assignment.” The distribution agreement provides that each party will indemnify the other party in certain circumstances, provided that neither party will be protected against any liability to the other party arising from such party’s willful misfeasance, bad faith, or gross negligence in the performance of such duties, or by reason of its reckless disregard of its obligations under the distribution agreement.

TIP’s contact information appears below:

Please keep this supplement for future reference.

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